Exhibit 99

Safe Harbor Statement & Disclosure This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Forward-looking information noted in the following slides was effective as of the Company’s most recent earnings release and conference call (August 3, 2022). Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities.

Our Businesses Hyster-Yale Materials Handling, Inc. (NYSE:HY) is one company with three separately managed businesses FOR EACH BUSINESS Board of Directors n CEO n P&L and balance sheet n Tailored incentive plans Our Core Lift Truck Business Hyster-Yale Group Our Attachments Business Bolzoni Our Fuel Cell Business Nuvera

Hyster-Yale at a Glance

Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers.



Bolzoni
5.7%
Nuvera
~0.0%
JAPIC
6.8%
EMEA
20.8%
Americas
66.7%

LTM 6/30/2022
Sales by Segment

Key Metrics

In millions (except employee data)
LTM 6/30/2022

	Lift Truck	Bolzoni	Nuvera
Revenue	$3,112.7	$365.0	$1.3
Operating Profit (Loss)	($136.9)	$3.3	($59.5)
Adjusted EBITDA[1]	($41.6)	$15.8	($48.5)
Net Debt at end of period	($481.8)	($23.1)	N/A
Approximate # of Employees (globally)	6,600	1,300	150

[1] Adjusted EBITDA is a non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 29.

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4

HYSTER-YALE MATERIALS HANDLING

Full Lift Truck Product Line - Over 600 Different Truck Models Available

Electric Counterbalanced Rider Trucks	Electric Narrow Aisle Trucks	Electric Hand Trucks	ICE (cushion tire)	Internal Combustion Engine (ICE) (pneumatic tire)
CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5
1.5T to 8.0T	1.5T to 6.0T	1.5T to 8.0T	1.5T to 7.0T	1.5T to 52.0T

Hyster® & Yale® ~ 390 models


Electric CB
3-wheel Electric
4-wheel Electric
Lithium-Ion


Warehouse Equipment
Reach Trucks
Very Narrow Aisle Trucks
Order Pickers
End Rider
Stackers


Counterbalance
Internal Combustion Engine
Internal Combustion Engine


Big Trucks
Reach Stackers
Container Handlers
Laden / Empty

CLASS 1	CLASS 2	CLASS 3	CLASS 5	OTHER
1.5T to 5.0T	1.0T to 2.0T	1.0T to 2.0T	1.5T to 45.0T	

HY Maximal > 250 models


Electric
3-wheel
4-wheel


Warehouse Equipment
Reach Truck
Very Narrow Aisle Truck
Stacker
Pallet Truck


ICE
Gas & LPG Forklift
Diesel Forklift


Port Machinery
Reach Stacker
Empty Container Handler


Side Loader
Rough Terrain Forklift

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HYSTER-YALE MATERIALS HANDLING

...with a Broad Range of Power Options, Attachments and Solutions

Power Options

CLASS 1, 2 & 3	CLASS 4 & 5
Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks	Internal Combustion Engine (cushion tire) Internal Combustion Engine (pneumatic tire)



Lead-Acid Battery | Lithium-ion Battery | Fuel Cell Engine | LPG, Bi-Fuel, CNG EPA LSI / Stage V | Diesel GB III / Stage III | Diesel Tier 4 / Stage V

Solutions





Attachments



Clamps
Multipallets
Rotators
Forks
Push Pulls
Fork Positioners
Sideshifters
Lifting Tables

Development of a Smart, Connected Ecosystem

Customer Portal View
- Dashboards
- Telematics driven
- Actionable insights
- Fleet management
- Parts order fulfillment

65,000+ assets under management



Smart Connected Equipment
Clean, consolidated customer interfaces
Lifecycle Analytics and Insights
Integrated Service and Automation



Integrated Solutions
- Hydrogen fuel cells
- Telematics solution
- Attachments
- Automation



Service Integration & Automation
- Service event management
- Fleet management
- Mobile diagnostics



DEALER DBS

Lifecycle Analytics and Insights
- Data analytics
- Product development
- Predictive maintenance (PdM)

Transforming the way the world moves materials from Port to Home 6 HYSTER-YALE MATERIALS HANDLING

Global Lift Truck Market

Global Lift Truck Industry Size*

(units in thousands)

Long-term CAGR (2004 – 2021) = **7.3%**



2,700
2,400
2,100
1,800
1,500
1,200
900
600
300
0
872 547 794 975 944 1,010 1,094 1,100 1,182 1,395 1,538 1,507 1,638 2,341 2,400
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 LTM Q122*

Trend line represents 7.3% long-term CAGR Average Industry Size. Source: WITS*. Represents annual order intake through 3/31/22.

North America Retail Lift Truck at Trend Line



120,000
100,000
80,000
60,000
40,000
20,000
-
Q1 72 Q1 74 Q1 76 Q1 78 Q1 80 Q1 82 Q1 84 Q1 86 Q1 88 Q1 90 Q1 92 Q1 94 Q1 96 Q1 98 Q1 00 Q1 02 Q1 04 Q1 06 Q1 08 Q1 10 Q1 12 Q1 14 Q1 16 Q1 18 Q1 20 Q1 22
Trend
Upper Limit
Lower Limit
NA

Source: ITA. Represents quarterly order intake through Q2 2022.

Lift Truck Industry Q4 2021 versus Q1 2022*



Global Industry
(units in thousands)
660.0
640.0
620.0
600.0
580.0
560.0
540.0
520.0
Q4 2021
Q1 2022



Americas Industry
(units in thousands)
180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
-
Q4 2021
Q1 2022



EMEA Industry
(units in thousands)
206.0
205.0
204.0
203.0
202.0
201.0
200.0
Q4 2021
Q1 2022



JAPIC Industry
(units in thousands)
300.0
290.0
280.0
270.0
260.0
250.0
240.0
230.0
Q4 2021
Q1 2022

Source: WITS* Orders Reports.
* WITS Industry Data reported one quarter in arrears.

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HYSTER-YALE MATERIALS HANDLING

Japan Western Europe Eastern Europe Brazil North America Middle East & Africa Latin America (excluding Brazil) Asia (excluding China & Japan) China ( 3 & 12-month rates of change trend) Global Lift Truck Market Rates of Change through 3/31/22 _____________________ Source: WITS. Bookings Reports through 3/31/22. WITS Industry Data reported one quarter in arrears Lift Truck market levels are moderating in all geographic areas from the 2021 peak

Lift Truck Unit Class Shipments as of 3/31/22 (Industry / HY) _____________________ Source: Company: LTM 3/31/22 Unit Revenues Industry Units by Geography _____________________ Source: Company: LTM 3/31/22 Units Shipped Note: Units sold direct by SN JV are not included _____________________ Source: WITS*. LTM 3/31/22 Orders Reports. * WITS Industry Data reported one quarter in arrears. _____________________ Source: WITS*. LTM 3/31/22 Orders Reports. ICE = Internal Combustion Engine ____________________ Source: Company: LTM 3/31/22 Units Shipped Note: Units sold direct by SN JV are not included ICE = Internal Combustion Engine Industry Units by Class _____________________ Source: Internal Company estimates through 3/31/22 HY Lift Truck Unit Revenue by Class HY Lift Truck Units by Class HY Lift Truck Units Sold by Geography Industry Unit Revenue by Class Estimated Industry Revenue Mix

____________________ Source: Company: Q2 2022 Units Shipped Note: Units sold direct by SN JV are not included ICE = Internal Combustion Engine HY Lift Truck Unit Shipments as of 6/30/22 (Quarter & LTM) _____________________ Source: Company: LTM 6/30/22 Unit Revenues _____________________ Source: Company: LTM 6/30/22 Units Shipped Note: Units sold direct by SN JV are not included ____________________ Source: Company: LTM 6/30/22 Units Shipped Note: Units sold direct by SN JV are not included ICE = Internal Combustion Engine HY Lift Truck Unit Revenue by Class HY Lift Truck Units by Class HY Lift Truck Units Sold by Geography

HY Continues to Face Significant Headwinds …including benefit from granting of limited U.S. tariff exclusions Ongoing headwinds expected to affect results through 2022, new headwinds/tailwinds emerging… Timing of price increases to match cost increase timing Component cost inflation due to commodity prices Container shortages and freight cost inflation Russia/Ukraine conflict China COVID lockdowns Logistic delays and capacity constraints Supplier component volume shortages Economic Recession

($ in millions) Results for Q2 2022 Consolidated vs. Q2 2021 ________ (1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. (2) Adjusted EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 29. The market decline, combined with the Company’s focus on accepting only orders with expected sound margins, drove a decrease in Q2 2022 bookings from Q1 2022 and Q2 2021 Q2 2022 consolidated operating loss and consolidated net loss due to material and freight cost inflation, unfavorable manufacturing variances driven by component shortages and the absence of $6.3 million of income recorded in 2021 associated with a favorable court ruling Bolzoni’s Q2 2022 improved to an operating profit from an operating loss of $0.4 million in Q2 2021 due to a 19.6% improvement in gross profit While still at unprofitable levels, Q2 2022 results better than expected when the outlook was provided in the Q1 2022 earnings release ($ in millions) Consolidated revenues increased 17.0% over Q2 2021 due to an 11.5% increase in consolidated shipments, primarily driven by a 32.2% increase in EMEA lift truck shipments, and improved pricing, partly offset by unfavorable currency movements Overall Lift Truck market appeared to decline significantly in Q2 2022 compared with the high levels seen in Q2 2021 and Q1 2022 HY HY HY LTM HY LTM Q2 2022 Q2 2021 Variance 6/30/22 6/30/21 Variance Revenues $895.4 $765.6 $129.79999999999995 $3,300.9 $2,869.8 $431.09999999999991 Gross Profit (Loss) $99.1 $116.4 $-17.300000000000011 $328.9 $459.9 $-,131 Operating Expenses $-,114.8 $-,110.5 $-4.2999999999999972 $-,524.20000000000005 $-,429.9 $-94.300000000000068 Operating Profit (Loss) $-15.7 $5.9 $-21.6 $-,195.3 $30 $-,225.3 Net Income (Loss) $-19.399999999999999 $1.9 $-21.299999999999997 $-,224.9 $25.7 $-,250.6 Adjusted EBITDA(2) $-4.9000000000000004 $15.2 $-20.100000000000001 $-76.5 $86.5 $-,163 HY HY HY LTM HY LTM Q2 2022 Q2 2022 Q2 2022 Lift Truck(1) Bolzoni(1) Nuvera(1) Revenues $846.3 $86.4 $0.3 Gross Profit (Loss) $81.3 $18.899999999999999 $-1.6 Operating Expenses $-93 $-15.499999999999998 $-6.3000000000000007 Operating Profit (Loss) $-11.7 $3.4 $-7.9 Adjusted EBITDA(2) $-3.8 $6.1 $-7.7

Business Prospects (Outlook)

- Lift Truck Market and Bookings
  - Lift Truck market is expected to continue to decline from historical 2021 highs for the remainder of 2022, while remaining above pre-pandemic levels
  - Bookings – substantial decrease anticipated during H2 2022 vs. H2 2021 due to market decline, particularly in the Americas, and accepting only orders with expected sound margins
- Lift Truck – expected to have an increase, from a significant operating loss in H1 2022, to a substantial operating profit in Q4 2022. A significant loss is expected in Q3 2022 due to seasonal plant shutdowns, cuts in production volumes due to continued supply chain constrains and unfavorable foreign currency effects; Q4 2022 operating profit not expected to offset operating loss in the first nine months of 2022
  - FY 2022 shipments still expected to increase over FY 2021
  - As low-margin backlog is worked through in H2 2022 and early 2023, margins are expected to improve in Q4 2022 and in 2023
  - Product and transportation costs expected to stabilize in H2, with continued improvement in component and logistics availability anticipated
- Bolzoni
  - Solid operating profit expected in H2 2022 compared with H2 2021 operating loss, but expected to be significantly lower than H1 2022
  - Results in Q3 2022 expected to be near break even due to anticipated lower sales, inefficiencies from seasonal plant shutdowns and additional material inflation caused by Russia/Ukraine conflict. Return to profitability expected in Q4 2022.
- Nuvera
  - Focused on ramping up demonstrations, quotes and bookings for the E45kw and E60kw engines
  - Excluding 2021 inventory and fixed asset charges, moderately reduced losses expected in 2022; H2 2022 losses expected to be higher than H1 2022
- Consolidated – a larger net loss in Q3 2022 than previously projected, but a return to net income expected in Q4 2022. Q4 2022 net income not expected to offset losses in first nine months. Expectations based on expected resolution of component shortages and stabilization of costs.

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HYSTER-YALE MATERIALS HANDLING

Liquidity: Hyster-Yale Priorities for Use of Cash

Focus on Maintaining Liquidity

- Unused Borrowing Capacity of ~$156m and ~$76m in Cash @ 6/30/22
- HY managing capital expenditures, operating expenses and production plans in a manner to protect liquidity
- Program of strict controls over operating expenses implemented, including delays in timing of strategic program investments
- Key focus is on substantially reducing inventory by using current inventory to build trucks for which production was significantly delayed due to parts shortages



INVESTMENTS
Lift Truck Business
Expense and capital investments in strategic programs to accelerate growth and enhance margins
Fuel Cell Business
Investments to commercialize Nuvera fuel cell technology
Attachments Business
Expense and capital investments in strategic programs to accelerate growth and enhance margins

Return Cash to Stockholders

Annual Dividends[1]			
2019	2020	2021	YTD 2022
$21.0m $1.27/ share	$21.3m $1.27/ share	$21.6m $1.29/ share	$10.9m $1.29/ share

[1] Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after May increase in 2019 and 2021.

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HYSTER-YALE MATERIALS HANDLING

Capital and R&D Expenditures Cap Ex spend in 2022 estimated to be lower than reduced 2021 spend (total $ in millions) CAPITAL EXPENDITURES R&D EXPENDITURES Estimated R&D in 2022 comparable to 2021. (total $ in millions)

Target Economics Goal and Gap to Target 16 Lift Truck Business Q2 2022 Gap to Target Economics Achieve 7% operating profit margin target over the medium term Achieve ROTCE > 20% Expect to exceed 7% operating profit target as programs mature Target is to increase revenue and subsequently move to break even then on towards significant profitability in the long term *Expected to achieve with annual sales of 140,000 HY-produced lift truck units (mix dependent). Actual Lift Truck Operating Profit Margin % (1.4)% Margin % Variances 8.6% Volume % Variances* Manufacturing variances/other 0.6% Operating Expenses (0.8)% Total Volume Variances* (0.2)% Lift Truck Operating Profit Margin % Gap 8.4% Lift Truck Operating Profit Margin % Target 7.0% 16

Hyster-Yale Strategic Projects Expected To Be Transformative…

Priority Projects

Our Core Lift Truck Business

Product Operations

- Modular Products
- Plant Footprint Optimization
- New Low-Intensity Products
- Warehouse Range Expansion
- Electrification of ICE Products
- Integrated Fuel Cell Solutions
- Automation Solutions

Commercial Operations

- Industry Strategy Focus
- Increased Direct Selling
- Digital Initiatives - Sales & Service
- HY Impact Pipeline Management

Our Attachments Business

- One Company, 3 Brands
- North America Expansion
- Silver Line Products
- Industry Focus
- JAPIC Expansion

Our Fuel Cell Business

- Sales of Certified E45kW and E60kW Engines
- Fuel Cell Range Extenders for Heavy-Duty Applications
- Expansion of Fuel Cell Engine Range - Initiated development of E125kW
- Battery Box Replacement (BBR) Sales through Lift Truck Business

Each project has specific focus, actions, timing and expected results

Timing of completion is expected over the next 2-5 years, with impact of results increasing beyond this time horizon

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HYSTER-YALE MATERIALS HANDLING

Lift Truck Modular and Scalable Platforms Customers seek efficiency in their operations. Scalable configurations provide optimal solutions. Launching as the Hyster® A Series and the Yale® Series N

Lift Truck Telemetry and Operator Assist System Solutions Telemetry: Data and analysis is becoming increasingly important to operations Telemetry can provide a complete wireless asset management solution Total cost of operation visibility Productivity and utilization Operator performance Operator Assist Systems: Technologically advanced features designed to help reinforce safe and productive truck operation that help customers meet operational challenges

TT Lift Truck Automation Products Horizontal (Balyo) Vertical (JBT) Partner Solutions Customers are seeing great value in operator free, continuous operations HY-automated lift trucks provide an infrastructure independent and flexible solution Modular, Scalable Internally Developed Automation TARGETED INTRODUCTIONS OF INITIAL APPLICATIONS EXPECTED IN H2 2022

Objective is to Transform Commercial Competitiveness in an Evolving Market Customer’s Industry Requirements and Toughest Problems to be Solved HY Transformative Solutions Hyster-Yale Evolving Sales Transformation Participation-Focused Sales Management Advanced Selling Systems Industry-Focused Approach Highly Connected Customer Experience 360 Degree Aftersales Solutions

Bolzoni Core Strategies: Multiple Dimensions of Growth Opportunities BOLZONI Transformation BOLZONI TRANSFORMATION BOLZONI GROWTH AMERICAS & CHINA HY – BOLZONI SYNERGIES TARGET NEW CUSTOMER BOLZONI TECHNOLOGY DRIVEN SOLUTION OEM RELATIONSHIP SILVER LINE LEVERAGE GLOBAL COST SOLUTION BOLZONI FINANCIALS RENTAL & SECOND HAND ATTACHMENTS

Nuvera Product Platforms: Integrated service / support to customers Nuvera supports customers along their lengthy hydrogen implementation journey Decision GO ELECTRIC Decision USE FUEL CELLS Decision CHOOSE NUVERA Vehicle Test Electrification Integration Design Demo Vehicle Decision GO TO SERIES VOLUME A minimum of an 18-month process

Nuvera Product Platforms: Comprehensive approach to hydrogen mobility market E-Series Fuel Cell Engines: E-45 and E-60 Easily integrated fuel cell module For medium- and heavy- duty equipment and vehicles EN-125 In development Stacks / Subsystems For OEMs that understand stack deployment Broadly applicable: scalable and modular Nuvera makes FC technology WORK for customers

Valuation Approach Should Vary by Business Lift Truck & Attachments Businesses Fuel Cell Business Mature Cyclical Industry Market Leading Products and Position Operating Cash Generation Value Using Traditional Valuation Model of EBITDA Multiple on a Net Debt Basis Multiple should reflect ROIC levels due to Hyster-Yale’s distribution strategy Venture / Technology Industry Distinct Technology / Patents in Fuel Cell Operating Cash Invested in New Product Commercialization / Ramp Up Value as Venture Business with Developed Technology Fuel Cell Business

Expect moderately reduced losses in 2022, excluding impact of valuation and impairment charges taken in 2021 Bolzoni Nuvera Expect to have an increase, from significant operating losses, to a substantial operating profit in Q4 2022 and in 2023 Lift Truck HY – A Solid Investment Option Expect solid operating profit in 2022 vs. 2021 operating loss Consolidated HY expected to move from large net loss in first nine months of 2022 to net income in Q4 2022 and in 2023

HY Transformational Projects Lead to a Strong Long-Term Investment Option

Through key strategic projects, HY is transforming its business using an Industry Approach to achieve financial targets

Lift Truck Transformation

Transformative Products
- Modular & Scalable
- Low Intensity

Technological Accelerators
- Electrification, Fuel Cell, Telemetry, Automation & Web Presence

Transformation of Sales Approach
- AsOne, HY Impact & HY Flow programs
- Industry approach

Bolzoni Transformation

Transformation of Global Business Structure
- One Company / 3 Brands
- Growth Projects for Americas (locally-produced products), EMEA (Smart Products) & JAPIC (Silver Line)
- Industry approach

Nuvera Transformation

- Commercialization of E-45 / E-60 engines globally
- Commercial Partnerships

Long-term Focused, Not Short-term Oriented

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HYSTER-YALE MATERIALS HANDLING

Appendix

Non-GAAP Disclosure Adjusted EBITDA and Adjusted Cash Flow before Financing are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following: Adjusted EBITDA is defined as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense; Adjusted Cash Flow before Financing is defined as cash from operating activities less cash from investing activities, excluding the approximately $80m impact of an unplanned systems-related acceleration of supplier payments in December 2016. For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

Non-GAAP Reconciliation Adjusted EBITDA

($ in millions)	Year Ended December 31					Qtr.	Qtr.	Qtr.	Qtr.	LTM	LTM
Consolidated	**2017**	**2018**	**2019**	**2020**	**2021**	**6/30/21**	**12/31/21**	**3/31/22**	**6/30/22**	**6/30/21**	**6/30/22**
Reconciliation of EBITDA											
Net income (loss) attributable to stockholders	$48.6	$34.7	$35.8	$37.1	$(173.0)	$1.9	$(103.3)	$(25.0)	$(19.4)	$25.7	$(224.9)
Goodwill and other intangible assets impairment charges	4.9	-	-	-	55.6	-	55.6	-	-	-	55.6
Fixed Asset impairment charges	-	-	-	-	10.0	-	-	-	-	-	10.0
Noncontrolling interest income (loss)	0.3	(0.4)	0.8	1.4	(10.2)	0.4	(11.5)	0.8	0.7	1.6	(9.6)
Income tax provision (benefit)	44.9	2.3	11.3	3.7	28.3	(2.4)	7.8	2.9	(3.1)	1.9	28.1
Interest expense	14.6	16.0	19.8	13.7	15.5	3.8	4.8	5.1	6.1	12.7	20.1
Interest income	(3.6)	(2.4)	(1.8)	(1.4)	(0.6)	(0.1)	(0.3)	(0.2)	(0.2)	(0.8)	(0.8)
Depreciation and amortization expense	42.8	44.0	43.3	42.9	46.2	11.6	11.5	11.1	11.0	45.4	45.0
Adjusted EBITDA	**$152.5**	**$94.2**	**$109.2**	**$97.4**	**$(28.2)**	**$15.2**	**$(35.4)**	**$(5.3)**	**$(4.9)**	**$86.5**	**$(76.5)**

($ in millions)	Year Ended December 31					Qtr.	Qtr.	Qtr.	Qtr.	LTM	LTM
Lift Truck	**2017**	**2018**	**2019**	**2020**	**2021**	**6/30/21**	**12/31/21**	**3/31/22**	**6/30/22**	**6/30/21**	**6/30/22**
Reconciliation of EBITDA											
Operating Profit (Loss)	$110.1	$67.5	$85.6	$85.6	$(86.9)	$15.4	$(93.2)	$(10.7)	$(11.7)	$68.2	$(136.9)
Goodwill and other intangible assets impairment charges	-	-	-	-	55.6	-	55.6	-	-	-	55.6
Other income (expense)	30.9	11.7	10.9	3.3	7.3	(2.2)	4.0	2.1	-	6.2	8.0
Depreciation and amortization expense	29.6	33.5	30.6	30.1	32.3	8.1	7.9	7.8	7.9	31.9	31.7
Adjusted EBITDA	**$170.6**	**$112.7**	**$127.1**	**$119.0**	**$8.3**	**$21.3**	**$(25.7)**	**$(0.8)**	**$(3.8)**	**$106.3**	**$(41.6)**

Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. The Company defines Adjusted EBITDA for the segments as operating profit (loss) before Goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

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HYSTER-YALE MATERIALS HANDLING

Non-GAAP Reconciliation Adjusted EBITDA *continued*

($ in millions)	Year Ended December 31					Qtr.	Qtr.	Qtr.	Qtr.	LTM	LTM
Bolzoni	**2017**	**2018**	**2019**	**2020**	**2021**	**6/30/21**	**12/31/21**	**3/31/22**	**6/30/22**	**6/30/21**	**6/30/22**
Reconciliation of EBITDA											
Operating Profit (Loss)	$6.4	$9.5	$4.7	$1.0	$(1.8)	$(0.4)	$(2.2)	$2.1	$3.4	$(0.8)	$3.3
Other income (expense)	-	(0.3)	(0.2)	-	0.5	-	0.5	(0.2)	(0.2)	(0.2)	0.2
Depreciation and amortization expense	11.2	9.7	11.7	11.7	12.7	3.2	3.2	3.1	2.9	12.3	12.3
Adjusted EBITDA	**$17.6**	**$18.9**	**$16.2**	**$12.7**	**$11.4**	**$2.8**	**$1.5**	**$5.0**	**$6.1**	**$11.3**	**$15.8**

($ in millions)	Year Ended December 31					Qtr.	Qtr.	Qtr.	Qtr.	LTM	LTM
Nuvera	**2017**	**2018**	**2019**	**2020**	**2021**	**6/30/21**	**12/31/21**	**3/31/22**	**6/30/22**	**6/30/21**	**6/30/22**
Reconciliation of EBITDA											
Operating Profit (Loss)	$(42.0)	$(38.3)	$(36.3)	$(36.1)	$(62.3)	$(9.0)	$(11.0)	$(8.1)	$(7.9)	$(37.2)	$(59.5)
Goodwill and other intangible assets impairment charges	4.9	-	-	-	-	-	-	-	-	-	-
Fixed asset impairment charges	-	-	-	-	10.0	-	-	-	-	-	10.0
Other income (expense)	-	-	1.3	1.3	4.5	(0.1)	-	-	-	5.1	-
Depreciation and amortization expense	2.0	0.8	1.0	1.1	1.2	0.3	0.4	0.2	0.2	1.2	1.0
Adjusted EBITDA	**$(35.1)**	**$(37.5)**	**$(34.0)**	**$(33.7)**	**$(46.6)**	**$(8.8)**	**$(10.6)**	**$(7.9)**	**$(7.7)**	**$(30.9)**	**$(48.5)**

Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. The Company defines Adjusted EBITDA for the segments as operating profit (loss) before Goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

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HYSTER-YALE MATERIALS HANDLING

Cash Flow before Financing Calculation CONSOLIDATED ($ in millions) Year Ended December 31 Qtr. LTM 2017 2018 2019 2020 2021 6/30/22 6/30/22 Reconciliation of Cash Flow before Financing Net cash provided by (used for) operating activities $164.7 $67.6 $76.7 $166.9 $(253.5) $(58.9) $(152.6) Net cash used for investing activities (47.3) (110.9) (42.0) (43.7) (24.5) (13.6) (48.2) Cash Flow before Financing $117.4 $(43.3) $34.7 $123.2 $(278.0) $(72.5) $(200.8) Impact of accelerated supplier payments (80.0) - - - - - - Adjusted Cash Flow before Financing $37.4 $(43.3) $34.7 $123.2 $(278.0) $(72.5) $(200.8)

Supplemental Information

Hyster-Yale's Global Footprint



Danville, Illinois
Parts Distribution Center
Homewood, Illinois
Inventory and Parts; Customer Service and Support
Irvine, Scotland
European Administration Center
Frimley, UK
Division Headquarters; Engineering Concept Centre
Gävle, Sweden
Commercial Subsidiary
Järvenpää, Finland
Attachment Manufacture
Moscow, Russia
Commercial Subsidiary
Hebei, China
Fork Manufacture
Wuxi, China
Attachment Manufacture
Fairview, Oregon
Counterbalanced Development Center; Administration Center
Cleveland, Ohio
Corporate Headquarters
Craigavon, N. Ireland
Lift Truck Manufacture
Lublin, Poland
Commercial Subsidiary
Obu, Japan (JV)
Lift Truck Manufacture; Parts Distribution
Clackamas, Oregon
Clackamas Test Center
Warrington, UK
Commercial Subsidiary
Helmond, Netherlands
Commercial Subsidiary
Tokyo, Japan (JV)
Sales Headquarters
Sulligent, Alabama
Attachment and Component Manufacture
Pointe-Claire, Canada
Commercial Subsidiary
Montevrain, France
Commercial Offices
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development Center; Parts Distribution Center
Shanghai, China
Lift Truck Manufacture; Parts Distribution; China Marketing and Administration Center
Tyler, Texas
HY Telematics
Billerica, Massachusetts
Fuel Cell Business Headquarters; Research and Development; Manufacturing and Sales
Montcada/Reixac, Spain
Commercial Subsidiary
Salzgitter, Germany
Attachment Manufacture
Ramos Arizpé, Mexico
Fabrication Manufacture
Hefei, China
Supply Chain Center
Nozay, France
Commercial Subsidiary
Weeze, Germany
Experience & Test Center
Berea, Kentucky
Lift Truck Manufacture
Hangzhou, China (JV)
Lift Truck Manufacture; Parts Distribution; Marketing and Administration Center (Maximal)
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture; Warehouse Development Center
Frankfurt/Main, Germany
Commercial Offices
Charlotte, North Carolina
Experience Center
Pune, India
Engineering, Supply Chain and Marketing Center
San Donato, Italy
European Offices; Research & Development; Testing Facilities
Cavite, Philippines (JV)
Fabrication Manufacture
Masate, Italy
Lift Truck Manufacture; European Warehouse Development Center
Hanoi, Vietnam (JV)
Component Manufacture
Piacenza, Italy
Bolzoni Headquarters; Attachment, Lift Table and Fork Manufacture
Singapore
Division Headquarters and Retail Dealership
Prato, Italy
Attachment Manufacture
Prospect, Australia
Pacific Divisional Headquarters and Sales Office
Itu, Brazil
Lift Truck Manufacture; Parts Distribution Center
Serra, Brazil
Future Attachments Manufacture; Sales and Service
Prestons/Sydney, Australia
Commercial Subsidiary
LEGEND:
Lift Truck Business locations
Fuel Cell Business (Nuvera) locations
Attachment Business (Bolzoni) locations
Global Headquarters

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34

Overview and Sources of Revenue

A leading global lift truck manufacturer

Large installed population that drives parts sales
Over 960,000 lift truck units worldwide at 12/31/21

HY sales of ~ **99,900** lift truck units in **LTM 6/30/22**
*~**79,400** units sold – produced in HY plants*
*~**11,600** units sold – produced by HY Maximal*
*~**8,900 units sold – produced by JV or other third** parties*

Additional ~ 7,300 lift truck units sold in 2021 by Sumitomo NACCO (JV partner)

2021 Worldwide Sales by Product



Service, Rental & Other 6%
Aftermarket 15%
Nuvera <1%
Bolzoni 6%
Electric Units 31%
ICE Units (1) 42%

2021 Retail Lift Truck Shipments by End Market (2)



Food and Beverage 15%
Industrials 25%
Logistics 20%
Retail and Durable Goods 41%

2021 Lift Truck Distribution Channel Mix



National Accounts 20%
Independent Dealers 80%

(1) Includes Big Truck sales that represent 10% of total sales.
(2) Represents Hyster-Yale North American Lift Truck unit shipments by industry.

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HYSTER-YALE MATERIALS HANDLING

Lift Truck Market Size Data *Note: 2022E based on WITS information through 3/31/22. WITS Industry Data reported one quarter in arrears.

HY Product Launches

Launched in Q1 and Q2 2022:

- Production launch of Stage V engine option on 8-18 ton for EU market.
- Production launch of Stage V 35 to 52-ton forklift trucks for EU market.
- Production launch of 35 to 52-ton Container Handler with new operator compartment and Cummins 12L engine.
- Additional Li-Ion options across all Warehouse products for EMEA market.
- Production launch of CB stacker new electronic and drive by wire steering for Americas and EMEA.
- Production launch of new low intensity 4 to 5-ton ICE counterbalanced truck for EMEA.
- Production launch of localized RS 45 Reach Stacker for China market.
- Production launch of localized 2 to 3-ton platform pallet truck for APIC market.
- Additional Maximal-branded lift trucks for all countries.

Expected to Launch in the remainder of 2022:

- HY expects to launch the 2-3.5 modular products in the Americas and JAPIC markets during the 2nd half of 2022, as well as new upgrades to warehouse products for the EMEA and Americas markets, and expanded options of low-intensity Hyster® UT, Yale® UX, and Maximal-branded lift trucks for all regions.

Above list is based on current information and launches could be adjusted based on market conditions

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HYSTER-YALE MATERIALS HANDLING

Primary industry trends are creating significant opportunities to use product and technology development to offer breakthrough solutions Products and Technology Right truck at the right price Right products for low-Intensity use Cost of ownership and environment Integrated with focus on productivity Connected with data analytics Operator productivity and safety Operating cost and continuous operations Modular, scalable platforms Low-intensity products Electrification Fuel cells Telemetry Operator assist system (OAS) Automation STRATEGIC PROJECTS OBJECTIVES/ BENEFITS

Increasing HY engagement in the distribution process to deliver an “As One” customer experience with our dealer partners Independent Dealer Network Drives Competitive Value HY Augmented Sales Efforts Expands Market Participation Scaling Global Distribution to Achieve HY Strategies Enhanced Distribution Capabilities Intended to Increase Competitive Advantage

Life Cycle Costs *Typical truck cost/hour for 5,000lb North American applications Operator 69% Fuel 11% Finance 9% Service & repair 11% Cost/hour Fleet management Extended warranty Telematics Productivity Ergonomics/ fatigue Auto functions Automated trucks Energy usage Alternative powertrains Internal Combustion Engine to Electric Rider Mode control Typical Truck Cost/Hour* Factors Impacting Low Cost of Ownership Fleet optimization Price management Cost control Residuals

Distribution Engagement


Yale®
Sales·Parts·Service
People. Products. Productivity.

PARTS
SERVICE
RENTALS

LiftOne

Independent ▪ Exclusive ▪ Entrepreneurial ▪ Profitable ▪ Committed partner ▪ Dual-line or single

Enhancing performance

- Dealer Excellence programs
- Dealer alignment
- Term-based contracts
- Hyster-Yale providing additional support

~900 global dealer locations

~2,600 application consultants

11,600 service technicians

Strengthening the distribution footprint

- Industry-focused sales support
- Competitor acquisitions
- In-territory acquisitions
- Enhanced digital customer experience systems
- Dealership succession planning

Transforming the way the world moves materials from Port to Home 41 HYSTER-YALE MATERIALS HANDLING

Strong Base and Opportunities to Leverage Materials Handling Solutions One of the world’s leading manufacturers of lift truck attachments, forks and lift tables, cylinders and transmissions with an extensive product range PORTFOLIO PRODUCTS of the Bolzoni Group(1) (1) Percentages based on first six months of 2022 results.

Bolzoni Has a Strong OEM Foundation OEM TOP CUSTOMERS(1)(2) OEM SALES BY REGION(1)(2) OEM SALES BY PRODUCT LINE(1)(2) STRONG AND LONG-TERM RELATIONSHIPS RESULTING IN BUSINESS GROWTH ACROSS ALL REGIONS For the 12 months ended 12/31/21 Excludes cylinder sales to HY HOOK-ON SIDE SHIFTERS ATTACHMENTS

Nuvera Is a Transformational Opportunity Leading, Patented Technology Demand Tapered in Short-term Successful Early-Stage Adoption Automated Fuel Cell Stack Assembly Lines for Series Production Expected Transformational Impact on Hyster-Yale Future Profitability Technology Experience 75+ engineers 8th generation of Fuel Cell technology 20+ years of Fuel Cell vehicle integration Application Portfolio E-45kW as well as E-60kW Fuel Cell engines SMVIC-certified First bus with E-series engine MIIT certified High-efficiency Fuel Cell stacks Intellectual Property 425+ active patents Fuel Cell core technology Separate Business Unit Focus on core product (Fuel Cell Stacks and Engines) Leveraging Hyster-Yale strengths Ramping up for growth At a Glance:

Nuvera Has a Distinctive Place Within Hyster-Yale Growing hydrogen fuel cell market provides opportunities for Nuvera to add significant value to HY Venture business, with strong commercialized products, focusing on gaining sales Important supplier fit as part of HY’s focus on a broad range of alternative power systems for lift trucks, with a significant market opportunity outside the lift truck market Key sales and profitability milestones established but timing cannot be predicted with precision Despite losses, HY believes Nuvera is creating significant value for HY shareholders

Technology: Optimized Fuel Cell Engine Design Embedded controls For ease of integration, reliability, and durability Unique Stack architecture High efficiency and power density Telemetry Effective remote monitoring of FC engine The Port of Valencia is expected to be the first in Europe to incorporate hydrogen reach stackers into operation Nuvera FC Engines enable commercial and industrial vehicle electrification

Product Platforms: examples


NUVERA
FUEL CELLS

Dannar® Mobile Power Station:
FC concept in development


COSCO
HYSTER

Hyster® Toploader: **Demo unit**


燃料电池城市客车 FUEL CELL CITY BUS

ZRHE / KingLong bus:
Operational and in Demonstration


H2

H2e Power Bus with OIL India:
(in development)



Capacity Terminal Tractors:
Fuel Cell integration
(in development)

Application Focus Markets

- Off-road equipment
- Trucks
- Buses
- Delivery Vans & Commercial Vehicles
- Specialty/Utility Vehicles

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